Exhibit 99.1

PRESS RELEASE

SEACOR MARINE ANNOUNCES FOURTH QUARTER 2022 RESULTS

Houston, Texas

March 6, 2023

FOR IMMEDIATE RELEASE - SEACOR Marine Holdings Inc. (NYSE: SMHI) (the “Company” or “SEACOR Marine”), a leading provider of marine and support transportation services to offshore energy facilities worldwide, today announced results for its fourth quarter ended December 31, 2022.

SEACOR Marine’s consolidated operating revenues for the fourth quarter of 2022 were $57.9 million, operating loss was $10.5 million, and direct vessel profit (“DVP”)(1) was $13.6 million. This compares to consolidated operating revenues of $48.0 million, operating loss of $14.7 million, and DVP of $12.9 million in the fourth quarter of 2021, and consolidated operating revenues of $59.8 million, operating loss of $10.9 million, and DVP of $15.8 million in the third quarter of 2022.

Notable fourth quarter items include:

•
Extended the maturity of the $125.0 million of senior convertible debt issued to Carlyle in 2015 by three years by exchanging that debt for $90.0 million of new guaranteed unsecured notes and $35.0 million of new convertible notes, both due 2026.
•
Average utilization rate of 76%, the highest for a fourth quarter since 2013, a 3.0% improvement from the fourth quarter of 2021, and a 3.0% decrease from the third quarter of 2022.
•
20.8% improvement in revenues from the fourth quarter of 2021 and a 3.1% decrease from the third quarter of 2022.
•
DVP margin increased 5.1% from the fourth quarter of 2021 and decreased 13.9% from the third quarter of 2022, inclusive of all drydocking expenses during the periods.

For the fourth quarter of 2022, loss from continuing operations was $13.3 million ($0.50 loss per basic and diluted share). This compares to a loss from continuing operations for the fourth quarter of 2021 of $15.8 million ($0.62 loss per basic and diluted share). Sequentially, fourth quarter 2022 results compare to a loss from continuing operations of $24.4 million ($0.91 loss per basic and diluted share) in the third quarter of 2022.

Chief Executive Officer John Gellert commented:

“The Company’s fourth quarter continued the year-on-year improvement trend in revenues, utilization and average dayrates despite seasonally lower levels of activity, particularly in the North Sea.

The decrease in DVP was primarily due to higher maintenance and repair expenses in our PSV fleet, as well as low utilization of a few fully crewed and available vessels, particularly in the North Sea, in anticipation of improving market dynamics.

The activity of our liftboat fleet during the fourth quarter was particularly encouraging. During the quarter, we started our first offshore wind project in the U.S., and completed the repair of one of our premium liftboats in the Middle East with the vessel able to return to service immediately. These positive contributions were offset by weather related damage to one of our premium liftboats in the U.S., which was safely demobilized. The Company’s efforts are focused on repairing and returning the liftboat to service, although timing is uncertain. The Company has insurance coverage for the repairs as well as for loss-of-hire for this liftboat.

I remain optimistic about the potential for SEACOR Marine in 2023, as evidenced by recent chartering activity for our liftboats and hybrid PSVs. This activity should translate into a stronger DVP conversion rate. In light of these positive industry dynamics, we decided to build upon our industry leading position in hybrid PSVs by committing to upgrade one additional PSV to hybrid propulsion, bringing us to a total of seven hybrid PSVs (representing one-third of our PSV fleet). After this conversion, we will have four additional PSVs that could be upgraded with the same technology. Tendering activity remains healthy and we plan to capture further repricing opportunities as contracts rollover, particularly as our customers engage in additional project startups and seasonality factors improve.”

___________________

(1)

Direct vessel profit (defined as operating revenues less operating costs and expenses, “DVP”) is the Company’s measure of segment profitability. DVP is a critical financial measure used by the Company to analyze and compare the operating performance of its regions, without regard to financing decisions (depreciation and interest expense for owned vessels vs. lease expense for lease vessels). DVP is also useful when comparing the Company’s global fleet performance against those of our competitors who may have differing fleet financing structures. DVP has material limitations as an analytical tool in that it does not reflect all of the costs associated with the ownership and operation of our fleet, and it should not be considered in isolation or used as a substitute for our results as reported under GAAP. See page 4 for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure.

* * * * *

SEACOR Marine provides global marine and support transportation services to offshore energy facilities worldwide. SEACOR Marine operates and manages a diverse fleet of offshore support vessels that deliver cargo and personnel to offshore installations, including offshore wind farms; assist offshore operations for production and storage facilities; provide construction, well work-over, offshore wind farm installation and decommissioning support; carry and launch equipment used underwater in drilling and well installation, maintenance, inspection and repair; and handle anchors and mooring equipment for offshore rigs and platforms. Additionally, SEACOR Marine’s vessels provide emergency response services and accommodations for technicians and specialists.

Certain statements discussed in this release as well as in other reports, materials and oral statements that the Company releases from time to time to the public constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements concern management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by the management of the Company. These statements are not guarantees of future performance and actual events or results may differ significantly from these statements. Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control and are described in the Company’s filings with the SEC. It should be understood that it is not possible to predict or identify all such factors. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law. It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any). These statements constitute the Company’s cautionary statements under the Private Securities Litigation Reform Act of 1995.

Please visit SEACOR Marine’s website at www.seacormarine.com for additional information.

For all other requests, contact InvestorRelations@seacormarine.com

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(in thousands, except share data)

	Three Months Ended December 31,		Year ended December 31,
	2022	2021	2022	2021
Operating Revenues	$57,926	$47,967	$217,325	$170,941
Costs and Expenses:
Operating	44,338	35,036	171,985	127,406
Administrative and general	10,799	10,742	40,911	37,639
Lease expense	633	2,664	3,869	6,085
Depreciation and amortization	13,624	14,198	55,957	57,395
	69,394	62,640	272,722	228,525
Gains on Asset Dispositions and Impairments, Net	1,017	—	1,398	20,436
Operating Loss	(10,451)	(14,673)	(53,999)	(37,148)
Other Income (Expense):
Interest income	688	57	784	1,302
Interest expense	(8,456)	(6,380)	(29,706)	(28,111)
SEACOR Holdings guarantee fees	—	—	—	(7)
Gain on debt extinguishment	10,429	—	10,429	61,994
Derivative gains, net	—	4	—	391
Foreign currency (losses) gains, net	(2,646)	(357)	1,659	(1,235)
Gain from return of investments in 50% or less owned companies and other, net	137	—	755	9,441
	152	(6,676)	(16,079)	43,775
(Loss) Income from Continuing Operations Before Income Tax Expense (Benefit) and Equity in Earnings of 50% or Less Owned Companies	(10,299)	(21,349)	(70,078)	6,627
Income Tax Expense (Benefit)	4,219	(1,009)	8,582	11,493
Loss from Continuing Operations Before Equity in Earnings of 50% or Less Owned Companies	(14,518)	(20,340)	(78,660)	(4,866)
Equity in Earnings of 50% or Less Owned Companies	1,176	4,494	7,011	15,078
(Loss) Income from Continuing Operations	(13,342)	(15,846)	(71,649)	10,212
Income on Discontinued Operations, Net of Tax (Includes Gain on the Sale of Windcat Workboats of $22,756)	—	—	—	22,925
Net (Loss) Income	(13,342)	(15,846)	(71,649)	33,137
Net Income Attributable to Noncontrolling Interests in Subsidiaries	—	—	1	1
Net (Loss) Income Attributable to SEACOR Marine Holdings Inc.	$(13,342)	$(15,846)	$(71,650)	$33,136

Net (Loss) Income Per Share from Continuing Operations:
Basic	$(0.50)	$(0.62)	$(2.69)	$0.40
Diluted	(0.50)	(0.62)	(2.69)	0.40
Net Earnings Per Share from Discontinued Operations:
Basic	$—	$—	$—	$0.90
Diluted	—	—	—	0.90
Net (Loss) Earnings Per Share:
Basic	$(0.50)	$(0.62)	$(2.69)	$1.30
Diluted	$(0.50)	$(0.62)	$(2.69)	$1.30
Weighted Average Common Stock and Warrants Outstanding:
Basic	26,727,864	25,520,034	26,626,179	25,444,693
Diluted	26,727,864	25,520,034	26,626,179	25,495,527

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(in thousands, except statistics and per share data)

	Three Months Ended
	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021
Time Charter Statistics:
Average Rates Per Day	$13,794	$13,340	$12,149	$11,312	$11,376
Fleet Utilization	76%	79%	77%	70%	73%
Fleet Available Days	5,244	5,336	5,311	5,400	5,060
Operating Revenues:
Time charter	$54,789	$56,500	$49,504	$42,741	$42,289
Bareboat charter	376	332	48	618	2,870
Other marine services	2,761	2,959	4,465	2,232	2,808
	57,926	59,791	54,017	45,591	47,967
Costs and Expenses:
Operating:
Personnel	20,849	20,152	18,346	18,435	17,098
Repairs and maintenance	8,948	7,377	8,380	6,791	6,782
Drydocking	1,667	5,046	6,474	4,973	567
Insurance and loss reserves	3,381	2,850	2,545	1,186	1,859
Fuel, lubes and supplies	5,794	5,416	4,350	3,729	3,254
Other	3,699	3,165	4,050	4,382	5,476
	44,338	44,006	44,145	39,496	35,036
Direct Vessel Profit (1)	13,588	15,785	9,872	6,095	12,931
Other Costs and Expenses:
Lease expense	633	1,168	1,008	1,060	2,664
Administrative and general	10,799	9,978	10,210	9,924	10,742
Depreciation and amortization	13,624	13,754	14,208	14,371	14,198
	25,056	24,900	25,426	25,355	27,604
Gains (Losses) on Asset Dispositions and Impairments, Net	1,017	(1,783)	25	2,139	—
Operating Loss	(10,451)	(10,898)	(15,529)	(17,121)	(14,673)
Other Income (Expense):
Interest income	688	(123)	190	29	57
Interest expense	(8,456)	(7,634)	(6,989)	(6,627)	(6,380)
Derivative gains (losses), net	—	1	33	(34)	4
Gain on debt extinguishment	10,429	—	—	—	—
Foreign currency (losses) gains, net	(2,646)	2,314	1,170	821	(357)
Gain (Loss) from return of investments in 50% or less owned companies and other, net	137	659	(41)	—	—
	152	(4,783)	(5,637)	(5,811)	(6,676)
Loss from Continuing Operations Before Income Tax Expense (Benefit) and Equity in Earnings of 50% or Less Owned Companies	(10,299)	(15,681)	(21,166)	(22,932)	(21,349)
Income Tax Expense (Benefit)	4,219	8,418	(1,634)	(2,421)	(1,009)
Loss from Continuing Operations Before Equity in Earnings of 50% or Less Owned Companies	(14,518)	(24,099)	(19,532)	(20,511)	(20,340)
Equity in Earnings Gains (Losses) of 50% or Less Owned Companies	1,176	(254)	415	5,674	4,494
Loss from Continuing Operations	(13,342)	(24,353)	(19,117)	(14,837)	(15,846)
Net Loss	(13,342)	(24,353)	(19,117)	(14,837)	(15,846)
Net (Loss) Income Attributable to Noncontrolling Interests in Subsidiaries	—	(2)	3	—	—
Net Loss Attributable to SEACOR Marine Holdings Inc.	$(13,342)	$(24,351)	$(19,120)	$(14,837)	$(15,846)

Net Loss Per Share from Continuing Operations:
Basic	$(0.50)	$(0.91)	$(0.72)	$(0.56)	$(0.62)
Diluted	(0.50)	(0.91)	(0.72)	(0.56)	(0.62)
Net Loss Per Share:
Basic	$(0.50)	$(0.91)	$(0.72)	$(0.56)	$(0.62)
Diluted	$(0.50)	$(0.91)	$(0.72)	$(0.56)	$(0.62)
Weighted Average Common Stock and Warrants Outstanding:
Basic	26,728	26,728	26,665	26,379	25,520
Diluted	26,728	26,728	26,665	26,379	25,520
Common Shares and Warrants Outstanding at Period End	28,142	28,142	28,145	28,083	27,432

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY SEGMENT

(in thousands, except statistics)

	Three Months Ended
	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021
United States, primarily Gulf of Mexico
Time Charter Statistics:
Average rates per day worked	$22,563	$21,551	$17,792	$15,595	$15,496
Fleet utilization	57%	58%	43%	38%	33%
Fleet available days	1,288	1,363	1,277	1,314	1,043
Out-of-service days for repairs, maintenance and drydockings	108	199	284	205	95
Out-of-service days for cold-stacked status	242	259	313	404	399
Operating Revenues:
Time charter	$16,574	$17,075	$9,759	$7,864	$5,290
Bareboat charter	—	—	—	—	386
Other marine services	2,916	2,161	2,399	2,052	1,119
	19,490	19,236	12,158	9,916	6,795
Direct Costs and Expenses:
Operating:
Personnel	7,262	7,243	5,773	4,923	3,136
Repairs and maintenance	2,666	2,002	1,280	1,101	1,085
Drydocking	472	1,549	4,090	2,867	191
Insurance and loss reserves	2,022	1,382	1,198	229	720
Fuel, lubes and supplies	746	1,143	794	662	501
Other	416	314	281	224	200
	13,584	13,633	13,416	10,006	5,833
Direct Vessel Profit (Loss) (1)	$5,906	$5,603	$(1,258)	$(90)	$962
Other Costs and Expenses:
Lease expense	$138	$278	$295	$287	$633
Depreciation and amortization	3,912	4,332	4,562	4,638	4,325

Africa and Europe, Continuing Operations
Time Charter Statistics:
Average rates per day worked	$11,241	$11,813	$11,279	$10,006	$9,530
Fleet utilization	82%	91%	85%	82%	88%
Fleet available days	1,656	1,629	1,567	1,499	1,411
Out-of-service days for repairs, maintenance and drydockings	125	37	58	163	79
Operating Revenues:
Time charter	$15,299	$17,551	$14,930	$12,280	$11,883
Other marine services	(679)	60	1,072	(616)	(416)
	14,620	17,611	16,002	11,664	11,467
Direct Costs and Expenses:
Operating:
Personnel	4,680	4,694	3,526	3,536	3,283
Repairs and maintenance	2,902	2,110	2,638	1,579	1,846
Drydocking	678	383	134	1,144	144
Insurance and loss reserves	366	359	329	124	245
Fuel, lubes and supplies	2,775	2,284	1,490	1,473	1,019
Other	1,896	1,580	1,871	1,828	1,740
	13,297	11,410	9,988	9,684	8,277
Direct Vessel Profit (1)	$1,323	$6,201	$6,014	$1,980	$3,190
Other Costs and Expenses:
Lease expense	$378	$455	$456	$402	$371
Depreciation and amortization	3,683	3,461	3,306	3,258	2,948

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY SEGMENT (continued)

(in thousands, except statistics)

	Three Months Ended
	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021
Middle East and Asia
Time Charter Statistics:
Average rates per day worked	$11,090	$9,507	$9,673	$9,882	$9,612
Fleet utilization	75%	79%	87%	77%	81%
Fleet available days	1,533	1,564	1,651	1,800	1,717
Out-of-service days for repairs, maintenance and drydockings	132	252	160	153	38
Out-of-service days for cold-stacked status	—	—	—	90	178
Operating Revenues:
Time charter	$12,802	$11,712	$13,906	$13,660	$13,402
Other marine services	(66)	319	460	49	50
	12,736	12,031	14,366	13,709	13,452
Direct Costs and Expenses:
Operating:
Personnel	5,270	5,384	5,691	6,031	5,756
Repairs and maintenance	1,958	1,776	2,545	1,832	1,382
Drydocking	244	3,113	2,250	962	232
Insurance and loss reserves	821	762	748	507	611
Fuel, lubes and supplies	1,335	1,426	1,318	1,010	1,042
Other	915	878	1,213	1,627	2,148
	10,543	13,339	13,765	11,969	11,171
Direct Vessel (Loss) Profit (1)	$2,193	$(1,308)	$601	$1,740	$2,281
Other Costs and Expenses:
Lease expense	$52	$35	$38	$31	$38
Depreciation and amortization	3,783	3,974	4,229	4,345	4,156

Latin America
Time Charter Statistics:
Average rates per day worked	$14,009	$14,010	$14,263	$13,450	$15,944
Fleet utilization	94%	93%	94%	85%	83%
Fleet available days	767	780	816	787	889
Out-of-service days for repairs, maintenance and drydockings	14	12	6	59	113
Operating Revenues:
Time charter	$10,114	$10,162	$10,909	$8,937	$11,714
Bareboat charter	376	332	48	618	2,484
Other marine services	590	419	534	747	2,055
	11,080	10,913	11,491	10,302	16,253
Direct Costs and Expenses:
Operating:
Personnel	3,637	2,831	3,356	3,945	4,923
Repairs and maintenance	1,422	1,489	1,917	2,279	2,469
Drydocking	273	1	—	—	—
Insurance and loss reserves	172	347	270	326	283
Fuel, lubes and supplies	938	563	748	584	692
Other	472	393	685	703	1,388
	6,914	5,624	6,976	7,837	9,755
Direct Vessel Profit (1)	$4,166	$5,289	$4,515	$2,465	$6,498
Other Costs and Expenses:
Lease expense	$65	$400	$219	$340	$1,622
'Depreciation and amortization	2,246	1,987	2,111	2,130	2,769

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS

(in thousands, except statistics)

	Three Months Ended
	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021
Anchor handling towing supply
Time Charter Statistics:
Average rates per day worked	$9,254	$8,848	$8,887	$8,908	$8,069
Fleet utilization	80%	67%	66%	66%	66%
Fleet available days	460	552	546	540	552
Out-of-service days for repairs, maintenance and drydockings	—	92	56	2	14
Out-of-service days for cold-stacked status	92	92	131	180	92
Operating Revenues:
Time charter	$3,406	$3,256	$3,191	$3,188	$2,926
Other marine services	(168)	(183)	(143)	(160)	(129)
	3,238	3,073	3,048	3,028	2,797
Direct Costs and Expenses:
Operating:
Personnel	$1,220	$1,022	$1,050	$1,136	$1,389
Repairs and maintenance	331	304	566	293	608
Drydocking	6	28	(30)	(7)	1
Insurance and loss reserves	94	150	146	(137)	148
Fuel, lubes and supplies	259	399	215	144	321
Other	283	228	435	439	556
	2,193	2,131	2,382	1,868	3,023
Other Costs and Expenses:
Lease expense	$300	$450	$450	$449	$353
Depreciation and amortization	300	494	495	494	495

Fast support
Time Charter Statistics:
Average rates per day worked	$9,905	$9,907	$9,201	$8,621	$8,464
Fleet utilization	86%	90%	85%	80%	79%
Fleet available days	2,116	2,116	2,126	2,160	2,208
Out-of-service days for repairs, maintenance and drydockings	146	103	108	167	137
Out-of-service days for cold-stacked status	58	75	91	90	92
Operating Revenues:
Time charter	$18,062	$18,837	$16,525	$14,900	$14,857
Bareboat charter	—	—	—	—	386
Other marine services	(224)	(15)	(174)	(254)	(380)
	17,838	18,822	16,351	14,646	14,863
Direct Costs and Expenses:
Operating:
Personnel	$5,140	$5,289	$4,880	$5,070	$5,581
Repairs and maintenance	2,957	2,738	2,458	1,800	2,151
Drydocking	1,434	656	(201)	1,277	494
Insurance and loss reserves	453	410	372	260	390
Fuel, lubes and supplies	1,797	1,572	1,187	1,544	1,355
Other	1,638	1,284	1,311	1,941	2,156
	13,419	11,949	10,007	11,892	12,127
Other Costs and Expenses:
Lease expense	$—	$—	$—	$—	$353
Depreciation and amortization	4,972	4,972	5,010	4,945	4,929

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021
PSV
Time Charter Statistics:
Average rates per day worked	$13,519	$13,772	$13,422	$12,188	$11,586
Fleet utilization	69%	78%	86%	72%	79%
Fleet available days	1,840	1,840	1,820	1,800	1,380
Out-of-service days for repairs, maintenance and drydockings	142	152	26	233	117
Out-of-service days for cold-stacked status	—	—	—	—	117
Operating Revenues:
Time charter	$17,194	$19,687	$20,983	$15,823	$12,675
Bareboat charter	376	332	48	618	—
Other marine services	222	720	575	44	410
	17,792	20,739	21,606	16,485	13,085
Direct Costs and Expenses:
Operating:
Personnel	$8,961	$8,427	$7,889	$8,193	$6,141
Repairs and maintenance	2,998	2,839	3,184	3,701	2,191
Drydocking	770	1,025	(32)	1,302	—
Insurance and loss reserves	552	734	551	428	280
Fuel, lubes and supplies	2,842	2,038	1,701	1,434	998
Other	1,420	1,275	1,631	1,348	1,957
	17,543	16,338	14,924	16,406	11,567
Other Costs and Expenses:
Lease expense	$—	$332	$154	$291	$—
Depreciation and amortization	4,099	3,810	3,785	3,786	3,155

Specialty
Time Charter Statistics:
Fleet available days	—	—	—	90	92
Out-of-service days for cold-stacked status	—	—	—	90	92
Direct Costs and Expenses:
Operating:
Personnel	$—	$—	$—	$1	$6
Repairs and maintenance	—	—	—	—	(28)
Insurance and loss reserves	—	—	—	2	1
Fuel, lubes and supplies	—	—	—	2	2
Other	—	—	—	11	18
	—	—	—	16	(1)

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021
Liftboats
Time Charter Statistics:
Average rates per day worked	$31,717	$27,447	$24,712	$22,416	$23,409
Fleet utilization	61%	65%	44%	49%	61%
Fleet available days	828	828	819	810	828
Out-of-service days for repairs, maintenance and drydockings	90	154	318	179	58
Out-of-service days for cold-stacked status	92	92	91	134	184
Operating Revenues:
Time charter	$16,127	$14,720	$8,805	$8,830	$11,831
Bareboat charter	—	—	—	—	2,484
Other marine services	1,842	1,421	3,283	1,463	1,121
	17,969	16,141	12,088	10,293	15,436
Direct Costs and Expenses:
Operating:
Personnel	$5,520	$5,419	$4,515	$4,035	$4,068
Repairs and maintenance	2,674	1,560	2,132	1,012	1,859
Drydocking	(543)	3,337	6,737	2,401	72
Insurance and loss reserves	2,271	1,552	1,548	1,215	1,070
Fuel, lubes and supplies	896	1,408	1,230	605	589
Other	359	387	655	644	856
	11,177	13,663	16,817	9,912	8,514
Other Costs and Expenses:
Lease expense	$—	$—	$—	$—	$1,569
Depreciation and amortization	4,210	4,429	4,870	4,964	5,171

Other Activity
Operating Revenues:
Other marine services	$1,089	$1,016	$924	$1,139	$1,786
	1,089	1,016	924	1,139	1,786
Direct Costs and Expenses:
Operating:
Personnel	$8	$(5)	$12	$—	$(87)
Repairs and maintenance	(12)	(64)	40	(15)	1
Insurance and loss reserves	11	4	(72)	(582)	(30)
Fuel, lubes and supplies	—	(1)	17	—	(11)
Other	(1)	(9)	18	(1)	(67)
	6	(75)	15	(598)	(194)
Other Costs and Expenses:
Lease expense	$333	$386	$404	$320	$389
Depreciation and amortization	43	49	48	182	448

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021
ASSETS
Current Assets:
Cash and cash equivalents	$39,963	$47,514	$22,608	$36,315	$37,619
Restricted cash	3,082	3,296	3,296	3,596	3,601
Receivables:
Trade, net of allowance for credit loss accounts	54,388	58,572	55,276	49,238	55,544
Other	7,638	6,647	7,437	8,799	6,118
Note receivable	15,000	20,000	—	—	—
Tax receivable	578	79	79	1,238	1,238
Inventories	2,123	2,059	1,723	1,297	928
Prepaid expenses and other	3,054	4,700	5,391	3,724	3,730
Assets held for sale	6,750	6,000	—	—	2,235
Total current assets	132,576	148,867	95,810	104,207	111,013
Property and Equipment:
Historical cost	967,683	992,423	1,000,147	1,006,873	1,008,080
Accumulated depreciation	(310,778)	(321,898)	(325,091)	(316,444)	(302,328)
	656,905	670,525	675,056	690,429	705,752
Construction in progress	8,111	8,422	15,576	15,550	15,531
Net property and equipment	665,016	678,947	690,632	705,979	721,283
Right-of-use asset - operating leases	6,206	4,419	5,686	6,238	6,608
Right-of-use asset - finance leases	6,813	6,972	7,131	7,290	100
Investments, at equity, and advances to 50% or less owned companies	3,024	1,901	75,923	76,860	71,727
Other assets	1,995	1,887	1,932	2,057	1,771
Total assets	$815,630	$842,993	$877,114	$902,631	$912,502
LIABILITIES AND EQUITY
Current Liabilities:
Current portion of operating lease liabilities	$2,358	$1,792	$2,010	$2,073	$1,986
Current portion of finance lease liabilities	468	374	282	190	33
Current portion of long-term debt	61,512	57,567	33,398	32,708	31,602
Accounts payable and accrued expenses	37,954	36,248	39,262	32,585	28,419
Due to SEACOR Holdings	264	264	264	264	274
Other current liabilities	18,869	22,032	22,171	23,723	22,351
Total current liabilities	121,425	118,277	97,387	91,543	84,665
Long-term operating lease liabilities	4,739	3,759	4,026	4,420	4,885
Long-term finance lease liabilities	6,781	6,916	7,050	7,183	76
Long-term debt	260,119	282,556	318,699	326,264	332,762
Conversion option liability on convertible senior notes	—	—	1	34	—
Deferred income taxes	40,779	39,823	33,743	37,153	40,682
Deferred gains and other liabilities	2,641	2,692	2,701	2,990	2,891
Total liabilities	436,484	454,023	463,607	469,587	465,961
Equity:
SEACOR Marine Holdings Inc. stockholders’ equity:
Common stock	272	272	272	269	262
Additional paid-in capital	466,669	465,449	464,222	463,138	461,931
Accumulated deficit	(93,111)	(79,769)	(55,418)	(37,744)	(22,907)
Shares held in treasury	(1,852)	(1,852)	(1,852)	(1,792)	(1,120)
Accumulated other comprehensive income, net of tax	6,847	4,549	5,960	8,853	8,055
	378,825	388,649	413,184	432,724	446,221
Noncontrolling interests in subsidiaries	321	321	323	320	320
Total equity	379,146	388,970	413,507	433,044	446,541
Total liabilities and equity	$815,630	$842,993	$877,114	$902,631	$912,502

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Three Months Ended
	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021
Cash Flows from Continuing Operating Activities:
Net (Loss) Income	$(13,342)	$(24,353)	$(19,117)	$(14,837)	$(15,846)
Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities:
Depreciation and amortization	13,624	13,754	14,208	14,371	14,198
Deferred financing costs amortization	(997)	350	364	291	328
Stock-based compensation expense	1,220	1,227	1,076	1,074	1,243
Debt discount amortization	1,449	1,817	1,736	1,691	1,614
Allowance for credit losses	11	(53)	701	(170)	585
(Gain) loss from equipment sales, retirements or impairments	(1,017)	1,783	(25)	(2,139)	—
Gain on debt extinguishment	(12,700)	—	—	—	—
Derivative (gains) losses	—	(1)	(33)	34	(4)
Interest on finance lease	73	73	73	25	1
Cash settlement payments on derivative transactions, net	33	(131)	(278)	(373)	(403)
Currency losses (gains)	2,646	(2,314)	(1,170)	(821)	357
Deferred income taxes	957	6,079	(3,410)	(3,529)	(2,781)
Equity (earnings) losses	(1,176)	254	(415)	(5,674)	(4,494)
Dividends received from equity investees	74	1,096	1,162	725	817
Changes in Operating Assets and Liabilities:
Accounts receivables	2,304	(2,384)	(4,476)	3,904	(1,157)
Other assets	3,296	966	(1,539)	(164)	1,656
Accounts payable and accrued liabilities	769	(4,900)	4,925	6,707	7,915
Net cash (used in) provided by operating activities	(2,776)	(6,737)	(6,218)	1,115	4,029
Cash Flows from Continuing Investing Activities:
Purchases of property and equipment	(185)	(240)	(17)	(20)	(443)
Proceeds from disposition of property and equipment	53	—	1,371	5,310	—
Net investing activities in property and equipment	(132)	(240)	1,354	5,290	(443)
Investments in and advances to 50% or less owned companies	—	—	—	—	(2,272)
Principal payments on notes due from equity investees	—	177	175	176	(630)
Cash received from acquisition of 50% or less owned company	—	—	—	—	172
Proceeds from sale of investment in equity investees	—	66,000	—	—	—
Notes due from others	—	(28,831)	—	—	—
Principal payments on notes due from others	5,000	8,831	—	—	—
Net cash provided by (used in) investing activities	4,868	45,937	1,529	5,466	(3,173)
Cash Flows from Continuing Financing Activities:
Payments on long-term debt	(7,470)	(14,182)	(9,152)	(7,348)	(5,981)
Payments on debt extinguishment cost	(2,271)	—	—	—	—
Payments on finance leases	(114)	(114)	(114)	(9)	(9)
Proceeds from exercise of stock options	—	—	11	140	—
Acquisition of common shares for tax withholding obligations	—	—	(60)	(672)	—
Exercise of warrants	—	—	—	—	1
Net cash used in financing activities	(9,855)	(14,296)	(9,315)	(7,889)	(5,989)
Effects of Exchange Rate Changes on Cash and Cash Equivalents	(2)	2	(3)	(1)	(1)
Net Change in Cash, Cash Equivalents and Restricted Cash	(7,765)	24,906	(14,007)	(1,309)	(5,134)
Cash, Restricted Cash and Cash Equivalents, Beginning of Period	50,810	25,904	39,911	41,220	46,354
Cash, Restricted Cash and Cash Equivalents, End of Period	$43,045	$50,810	$25,904	$39,911	$41,220

SEACOR MARINE HOLDINGS INC.

UNAUDITED FLEET COUNTS

	Owned	Joint Ventured (1)	Leased-in	Managed	Total
December 31, 2022
AHTS	3	—	2	—	5
FSV	22	—	1	2	25
PSV	21	—	—	—	21
Liftboats	9	—	—	—	9
	55	—	3	2	60
December 31, 2021
AHTS	4	—	2	—	6
FSV	23	5	1	1	30
PSV	20	15	—	—	35
Specialty (2)	1	—	—	—	1
Liftboats (3)	9	—	—	—	9
	57	20	3	1	81

(1)
On September 29, 2022, the Company sold its equity interests in MexMar and OVH and acquired 100% of the equity interest in SEACOR Marlin LLC, resulting in the Company no longer operating joint-ventured vessels.
(2)
One owned vessel classified as a CTV Operations as of December 31, 2020 was reclassified as a specialty vessel as of January 12, 2021 and removed from service in the second quarter of 2022. Removed from service vessels are not counted in active fleet count.
(3)
In the second quarter of 2021, the Company removed from service four liftboats. Removed from service vessels are not counted in active fleet count.